SEMI-ANNUAL REPORT | June 30, 2001


The Strong

Mid Cap Growth                           [STRONG GRAPHIC]

Fund II



Table of Contents

Investment Review

     Strong Mid Cap Growth Fund II.........................  2

Financial Information

     Schedule of Investments in Securities

         Strong Mid Cap Growth Fund II.....................  4

     Statement of Assets and Liabilities...................  6

     Statement of Operations...............................  7

     Statements of Changes in Net Assets...................  8

     Notes to Financial Statements.........................  9

Financial Highlights....................................... 11



                                            [STRONG LOGO]

Strong Mid Cap Growth Fund II

Your Fund's Approach

The Strong Mid Cap Growth Fund II seeks capital growth. Under normal market conditions, the Fund invests at least 65 percent of its assets in stocks of medium-capitalization companies that the Fund's managers believe have favorable prospects for growth of earnings and capital appreciation. The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the S&P MidCap 400 Index* at the time of investment. The Fund writes put and call options.



Q:  How did the Fund perform?
A: The year 2001 has been a volatile and challenging period for growth-stock investors. Across all asset classes, value stocks continue to outperform growth stocks. Thus far, the Strong Mid cap Growth Fund II has remained near the middle of the pack of comparable mid-cap growth funds and performed roughly in line with its performance benchmark, the Russell Midcap Growth Index as well as its broad based benchmark, the Russell Midcap(TM) Index.

    The Fund's NAV peaked on January 29, driven by optimism that the Federal Reserve's move to ease interest rates would help the U.S. economy out of its slowdown. Despite the Fed's aggressive steps, growth stocks (particularly technology) remained under severe pressure as negative capital spending trends and an absence of earnings visibility continued to hamper the sector. The Fund rallied by the end of June, driven by short covering and investor optimism. At the period's end, the tug-of-war between the longer-term benefits of lower interest rates and the shorter-term negatives of weaker corporate earnings showed no signs of abatement.


                              [GRAPH APPEARS HERE]

               The Strong         Russell                       Lipper Multi-Cap
             Mid Cap Growth       Midcap          S&P MidCap      Growth Funds
                Fund II           Index*          400 Index*         Index*
 Dec 96         $10,000           $10,000           $10,000          $10,000
 Mar 97          $9,720            $9,918            $9,851           $9,665
 Jun 97         $11,370           $11,263           $11,299          $11,223
 Sep 97         $13,310           $12,759           $13,116          $12,675
 Dec 97         $12,975           $12,901           $13,225          $12,295
 Mar 98         $14,392           $14,295           $14,682          $14,029
 Jun 98         $15,122           $14,079           $14,367          $14,354
 Sep 98         $13,433           $11,992           $12,289          $12,234
 Dec 98         $16,695           $14,203           $15,753          $15,344
 Mar 99         $18,590           $14,137           $14,748          $16,317
 Jun 99         $21,293           $15,671           $16,836          $17,537
 Sep 99         $21,951           $14,324           $15,422          $16,873
 Dec 99         $31,700           $16,793           $18,072          $22,456
 Mar 00         $37,305           $18,486           $20,365          $25,681
 Jun 00         $33,224           $17,652           $19,694          $24,117
 Sep 00         $35,364           $18,854           $22,086          $24,317
 Dec 00         $26,997           $18,178           $21,236          $19,750
 Mar 01         $20,424           $16,270           $18,948          $15,357
 Jun 01         $23,026           $17,821           $21,441          $16,834

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(TM) Index, the S&P MidCap 400 Index, and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. We are replacing the S&P MidCap 400 Index with the Russell Midcap(TM) Index as we believe the Russell Midcap(TM) Index more accurately reflects the Fund's investment program.

Q: What market conditions, events, and other factors affected the Fund's performance?
A: The performance of the Strong Mid Cap Growth Fund II has been driven by four principal factors in 2001: Federal Reserve actions, rapid shifts in investor psychology, relative sector valuations, and earnings visibility.

    One of our long-held investment tenets is "Don't fight the Fed." When the Fed chooses to act, we seek out stocks that are likely to benefit from those actions. Since the beginning of the year, the Federal Reserve has aggressively cut interest rates to stimulate the economy. In response, we shifted the portfolio to a more cyclical bias--favoring stocks most likely to benefit from an improvement in the state of the economy.

    Because technology has historically been a major beneficiary of past Fed easing cycles, we decided to maintain the Fund's 51 percent weighting in technology stocks, as this already represents a 30 percent overweighting relative to the benchmark. In many ways, the performance of the Fund mirrored the performance of its more volatile technology holdings during the first half of 2001.

Q:  What investment strategies and techniques affected the Fund's performance?
A: The Fund's overweighting in technology was a significant performance inhibitor during the first half of 2001. Even the best-managed, most attractively positioned technology companies have not been immune to a slowing economy and sharp deceleration in capital spending. Two areas that were particularly hard-hit and accounted for the bulk of the Fund's negative performance during the first half of 2001, were our holdings in Internet infrastructure (Brocade Communications, Juniper Networks) and communications chip (Triquint Semiconductor). Conversely our investment in semiconductor capital equipment companies like KLA-Tencor and Novellus Systems continued to perform well.

    Our holdings in consumer cyclicals added the most value during 2001. In particular, Gemstar-TV Guide and JCPenney were big winners.

Q:  What is your outlook for the future of the market?
A: The ongoing deterioration in corporate profits, operating margins, and sales growth may be discouraging, but the good news is these statistics do not capture the delayed impact of the Fed's interest-rate cuts. Although the magnitude of a recovery in technology spending and corporate profits is difficult to ascertain, we believe the fortunes for leading-edge growth companies will improve from this point in the cycle through 2002.

    Thank you for your investment in the Strong Mid Cap Growth Fund II.

    Ronald C. Ognar
    Portfolio Co-Manager
    Derek V.W. Felske
    Portfolio Co-Manager

 From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher returns.

/1/The Fund's returns include the effect of deducting fund expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing performance quoted.

*The Russell Midcap(TM) Index is an unmanaged index generally representative of the U.S. stock market for medium-capitalization stocks. The S&P MidCap 400 Index is an unmanaged index generally representative of the U.S. stock market for medium-capitalization stocks. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell and S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Average Annual Total Returns/1/
As of 6-30-01
----------------------------------------------
     1-year                            -30.70%
     3-year                             15.05%
     Since Inception                    20.36%
     (12-31-96)

Equity funds are volatile investments and should only be considered for long-term goals.

SCHEDULE OF INVESTMENTS IN SECURITIES          June 30, 2001 (Unaudited)
------------------------------------------------------------------------

STRONG MID CAP GROWTH FUND II

                                                          Shares or
                                                          Principal     Value
                                                            Amount    (Note 2)
--------------------------------------------------------------------------------

Common Stocks 99.8%
Aerospace - Defense 0.8%
Lockheed Martin Corporation                                 94,100   $ 3,486,405

Banks - Super Regional 0.4%
Northern Trust Company                                      27,200     1,700,000

Building - Heavy Construction 1.5%
Fluor Corporation                                          140,900     6,361,635

Building - Resident/Commercial 0.8%
Centex Corporation                                          84,100     3,427,075

Commercial Services - Schools 1.1%
Apollo Group, Inc. Class A (b)                             106,100     4,503,945

Commercial Services - Security/Safety 0.3%
Corrections Corporation of America (b)                      88,800     1,416,360

Computer - Local Networks 3.8%
Brocade Communications Systems, Inc. (b)                   134,300     5,907,857
Extreme Networks, Inc. (b)                                 169,100     4,988,450
Juniper Networks, Inc. (b)                                 171,400     5,330,540
                                                                     -----------
                                                                      16,226,847
Computer - Manufacturers 1.4%
Apple Computer, Inc. (b)                                   257,600     5,989,200

Computer - Memory Devices 0.9%
Microchip Technology, Inc. (b)                             107,300     3,675,025

Computer - Peripheral Equipment 1.6%
American Power Conversion Corporation (b)                  273,200     4,302,900
Lexmark International Group, Inc. Class A (b)               39,000     2,622,750
                                                                    ------------
                                                                       6,925,650
Computer - Services 1.1%
SEI Investments Company                                     96,400     4,569,360

Computer Software - Enterprise 13.4%
Adobe Systems, Inc.                                        163,600     7,689,200
Computer Associates International, Inc.                    218,900     7,880,400
Compuware Corporation (b)                                  473,234     6,620,544
Legato Systems, Inc. (b)                                   149,200     2,379,740
Mercury Interactive Corporation (b)                        141,200     8,457,880
Micromuse, Inc. (b)                                         79,700     2,230,803
NetIQ Corporation (b)                                      165,100     5,165,979
Rational Software Corporation (b)                          107,900     3,026,595
Siebel Systems, Inc. (b)                                    78,600     3,686,340
TIBCO Software, Inc. (b)                                   373,300     4,767,041
VERITAS Software Corporation (b)                            70,800     4,710,324
                                                                     -----------
                                                                      56,614,846
Computer Software - Medical 1.5%
Cerner Corporation (b)                                     154,800     6,501,600

Electronics - Military Systems 1.2%
L-3 Communications Corporation (b)                          67,300     5,134,990

Electronics - Miscellaneous Components 2.4%
RF Micro Devices, Inc. (b)                                 243,800     6,533,840
Vishay Intertechnology, Inc. (b)                           158,300     3,640,900
                                                                     -----------
                                                                      10,174,740
Electronics - Semiconductor Equipment 5.5%
KLA-Tencor Corporation (b)                                  85,400     4,993,338
Lam Research Corporation (b)                               173,500     5,144,275
Novellus Systems, Inc. (b)                                 138,900     7,888,131
Teradyne, Inc. (b)                                         162,700     5,385,370
                                                                     -----------
                                                                      23,411,114
Electronics - Semiconductor Manufacturing 9.4%
Advanced Micro Devices, Inc. (b)                           133,100     3,843,928
Cypress Semiconductor, Inc. (b)                            157,900     3,765,915
Integrated Device Technology, Inc. (b)                     102,600     3,251,394
Intersil Holding Corporation (b)                           105,900     3,854,760
Micron Technology, Inc. (b)                                165,300     6,793,830
National Semiconductor Corporation (b)                     120,600     3,511,872
Transmeta Corporation (b)                                  551,300     3,076,254
TriQuint Semiconductor, Inc. (b)                           303,000     6,817,500
Xilinx, Inc. (b)                                           118,600     4,891,064
                                                                     -----------
                                                                      39,806,517
Electronics Products - Miscellaneous 3.4%
Celestica, Inc. (b)                                         74,700     3,847,050
Flextronics International, Ltd. (b)                        182,900     4,775,519
Gemstar-TV Guide International, Inc. (b)                    50,800     2,235,200
Sanmina Corporation (b)                                    139,800     3,272,718
                                                                     -----------
                                                                      14,130,487
Energy - Other 1.3%
Calpine Corporation (b)                                    150,100     5,673,780

Finance - Consumer/Commercial Loans 1.4%
USA Education, Inc.                                         81,400     5,942,200

Finance - Investment Brokers 3.6%
The Bear Stearns Companies, Inc.                            83,500     4,923,995
A.G. Edwards, Inc.                                          63,500     2,857,500
Lehman Brothers Holdings, Inc.                              92,600     7,199,650
                                                                     -----------
                                                                      14,981,145
Finance - Investment Management 5.4%
Franklin Resources, Inc.                                   174,500     7,986,865
Stilwell Financial, Inc.                                   439,100    14,736,196
                                                                     -----------
                                                                      22,723,061

Finance - Mortgage & Related Services 0.9%
Countrywide Credit Industries, Inc.                         80,900     3,711,692

Financial Services - Miscellaneous 2.1%
Capital One Financial Corporation                           94,500     5,670,000
Concord EFS, Inc. (b)                                       61,400     3,193,414
                                                                     -----------
                                                                       8,863,414

Funeral Services & Related 0.7%
Service Corporation International (b)                      498,000     3,167,280

Insurance - Life 1.4%
Conseco, Inc.                                              422,800     5,771,220

Insurance - Property/Casualty/Title 2.1%
ACE, Ltd.                                                  229,400     8,967,246

Internet - Internet Service Provider/Content 0.7%
EarthLink, Inc. (b)                                        195,300     2,753,730

Internet - Network Security/Solutions 1.1%
VeriSign, Inc. (b)                                          77,700     4,662,777

Internet - Software 0.8%
RealNetworks, Inc. (b)                                     292,900     3,441,575



                                                         Shares or
                                                         Principal     Value
                                                           Amount     (Note 2)
--------------------------------------------------------------------------------

Machinery - General Industrial 0.7%
Foster Wheeler, Ltd.                                       302,400  $  2,736,720

Media - Cable TV 1.1%
EchoStar Communications
Corporation Class A (b)                                    141,100     4,574,462

Medical - Biomedical/Genetics 1.4%
Human Genome Sciences, Inc. (b)                             52,300     3,151,075
ICOS Corporation (b)                                        20,700     1,324,800
Medimmune, Inc. (b)                                         26,800     1,264,960
                                                                    ------------
                                                                       5,740,835
Medical - Generic Drugs 1.6%
IVAX Corporation (b)                                       174,575     6,808,425

Medical - Health Maintenance Organizations 0.5%
Oxford Health Plans, Inc. (b)                               74,400     2,127,840

Medical - Instruments 1.0%
Biomet, Inc.                                                86,900     4,176,414

Medical - Wholesale Drugs/Sundries 1.6%
AmeriSource Health Corporation Class A (b)                  54,100     2,991,730
McKesson HBOC, Inc.                                         98,300     3,648,896
                                                                    ------------
                                                                       6,640,626
Medical/Dental - Services 0.5%
Laboratory Corporation of America
 Holdings (b)                                               27,200     2,091,680

Metal Ores - Gold/Silver 0.9%
Newmont Mining Company                                     210,600     3,919,266

Oil & Gas - Drilling 4.2%
ENSCO International, Inc.                                  169,800     3,973,320
Nabors Industries, Inc. (b)                                217,600     8,094,720
Transocean Sedco Forex, Inc.                               132,300     5,457,375
                                                                    ------------
                                                                      17,525,415

Oil & Gas - Field Services 2.5%
BJ Services Company (b)                                    113,000     3,206,940
Petroleum Geo-Services ASA Sponsored ADR (b)               324,900     3,284,739
Veritas DGC, Inc. (b)                                      150,400     4,173,600
                                                                    ------------
                                                                      10,665,279
Oil & Gas - Machinery/Equipment 1.0%
Cooper Cameron Corporation (b)                              77,700     4,335,660

Oil & Gas - United States Exploration &
  Production 0.8%
Devon Energy Corporation                                    64,300     3,375,750

Retail - Consumer Electronics 1.4%
Best Buy Company, Inc. (b)                                  93,900     5,964,528

Retail - Department Stores 2.3%
Kohl's Corporation (b)                                      58,000     3,638,340
J.C. Penney Company, Inc.                                  226,000     5,957,360
                                                                    ------------
                                                                       9,595,700

Retail - Mail Order & Direct 1.2%
Cendant Corporation (b)                                    248,900     4,853,550

Retail - Miscellaneous/Diversified 0.5%
AutoNation, Inc. (b)                                       181,000     2,099,600

Retail/Wholesale - Computer/Cellular 1.3%
RadioShack Corporation                                     178,700     5,450,350

Telecommunications - Equipment 2.4%
Comverse Technology, Inc. (b)                               44,200     2,546,804
ONI Systems Corporation (b)                                 93,600     2,611,440
Scientific-Atlanta, Inc.                                   124,200     5,042,520
                                                                    ------------
                                                                      10,200,764
Utility - Electric Power 0.9%
Mirant Corporation (b)                                     112,900     3,883,760
--------------------------------------------------------------------------------
Total Common Stocks (Cost $409,674,384)                              421,481,540
--------------------------------------------------------------------------------
Rights 0.0%
Seagate Tax Refund                                          90,400         7,232
--------------------------------------------------------------------------------
Total Rights (Cost $0)                                                     7,232
--------------------------------------------------------------------------------

Short-Term Investments (a) 0.8%
Repurchase Agreements
Barclays Capital, Inc. (Dated 6/29/01), 3.95%,
  Due 7/02/01 (Repurchase proceeds $1,700,560);
Collateralized by: United States

Treasury Notes (c)                                      $1,700,000     1,700,000
State Street Bank (Dated 6/29/01), 3.50%,
  Due 7/02/01 (Repurchase proceeds $1,905,856);
Collateralized by: United States Government
& Agency Issues (c)                                      1,905,300     1,905,300
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $3,605,300)                         3,605,300
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $413,279,684) 100.6%           425,094,072
Other Assets and Liabilities, Net (0.6%)                              (2,720,713)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                   $422,373,359
================================================================================

LEGEND
------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) See Note 2(I) of Notes to Financial Statements.


Percentages are stated as a percent of net assets.


                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

                                                                  Strong Mid Cap
                                                                  Growth Fund II
                                                                  --------------
Assets:
   Investments in Securities, at Value (Cost of $413,279,684)      $425,094,072
   Receivable for Securities Sold                                     4,268,967
   Dividends and Interest Receivable                                    113,616
   Other Assets                                                          15,928
                                                                   ------------
   Total Assets                                                     429,492,583

Liabilities:
   Payable for Securities Purchased                                   7,098,750
   Accrued Operating Expenses and Other Liabilities                      20,474
                                                                   ------------
   Total Liabilities                                                  7,119,224
                                                                   ------------
 Net Assets                                                        $422,373,359
                                                                   ============

 Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                   $572,060,932
   Accumulated Net Investment Loss                                   (1,581,446)
   Accumulated Net Realized Loss                                   (159,920,515)
   Net Unrealized Appreciation                                       11,814,388
                                                                   ------------
   Net Assets                                                      $422,373,359
                                                                   ============
Capital Shares Outstanding (Unlimited Number Authorized)             20,929,965

Net Asset Value Per Share                                                $20.18
                                                                         ======







                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2001 (Unaudited)



                                                                  Strong Mid Cap
                                                                  Growth Fund II
                                                                  --------------
Income:
   Dividends                                                       $   531,431
   Interest                                                            579,115
                                                                   -----------
   Total Income                                                      1,110,546

Expenses:
   Investment Advisory Fees                                          2,244,479
   Custodian Fees                                                       18,237
   Shareholder Servicing Costs                                         582,590
   Other                                                                83,746
                                                                   -----------
   Total Expenses before Waivers and Absorptions                     2,929,052
   Voluntary Expense Waivers and Absorptions                          (237,060)
                                                                   -----------
   Expenses, Net                                                     2,691,992
                                                                   -----------
Net Investment Loss                                                 (1,581,446)

Realized and Unrealized Gain (Loss):
   Net Realized Loss on:
      Investments                                                  (80,569,018)
      Futures Contracts                                             (5,101,430)
                                                                   -----------
      Net Realized Loss                                            (85,670,448)
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments                                                    6,282,357
      Futures Contracts                                              1,335,167
                                                                   -----------
      Net Change in Unrealized Appreciation/Depreciation             7,617,524
                                                                   -----------
Net Loss on Investments                                            (78,052,924)
                                                                   -----------
Net Decrease in Net Assets Resulting from Operations              ($79,634,370)
                                                                   ===========








                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             Strong Mid Cap Growth Fund II
                                                                            -------------------------------
                                                                            Six Months Ended   Year Ended
                                                                              June 30, 2001   Dec. 31, 2000
                                                                            ----------------  -------------
                                                                               (Unaudited)
Operations:
   Net Investment Loss                                                       ($  1,581,446)  ($  3,612,015)
   Net Realized Loss                                                           (85,670,448)    (73,317,598)
   Net Change in Unrealized Appreciation/Depreciation                            7,617,524     (49,012,807)
                                                                              ------------    ------------
   Net Decrease in Net Assets Resulting from Operations                        (79,634,370)   (125,942,420)
Distributions From Net Realized Gains:                                                  --     (41,783,374)
Capital Share Transactions:
   Proceeds from Shares Sold                                                    58,903,011     448,379,163
   Proceeds from Reinvestment of Distributions                                          --      41,783,374
   Payment for Shares Redeemed                                                 (87,772,368)   (115,443,663)
                                                                              ------------    ------------
   Net Increase (Decrease) in Net Assets from Capital Share Transactions       (28,869,357)    374,718,874
Total Increase (Decrease) in Net Assets                                       ------------    ------------
                                                                              (108,503,727)    206,993,080

Net Assets:
   Beginning of Period                                                         530,877,086     323,884,006
                                                                              ------------    ------------
   End of Period                                                              $422,373,359    $530,877,086
                                                                              ============    ============
Transactions in Shares of the Fund:
   Sold                                                                          2,760,317      13,721,078
   Issued in Reinvestment of Distributions                                              --       1,905,307
   Redeemed                                                                     (4,271,671)     (3,848,013)
                                                                                 ---------      ----------
   Net Increase (Decrease) in Shares of the Fund                                (1,511,354)     11,778,372
                                                                                 =========      ==========







                       See Notes to Financial Statements.
8

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)


1.   Organization
     Strong Mid Cap Growth Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At June 30, 2001, approximately 54% of the Fund's shares were owned by the separate accounts of one insurance company.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at June 30, 2001.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. All long-term securities held in the Fund are designated as collateral on open futures contracts and cannot be sold while the derivative position is open, unless they are replaced with similar securities. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements

--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)

          in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. All long-term securities held in the Fund are designated as collateral on open options contracts and cannot be sold while the derivative position is open, unless they are replaced with similar securities.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (J) Earnings Credit Arrangements -- Earnings credits are earned from the Custodian on positive cash balances maintained in custodian accounts. These earnings credits serve to reduce the custodian's fees incurred by the Fund and are reported as Earnings Credits in the Fund's Statement of Operations.

     (K) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (L) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at June 30, 2001, shareholder servicing and other expenses paid to the Advisor, transfer agency banking charges and unaffiliated directors' fees, excluding the effects of waivers and absorptions, for the six months then ended, were $8,960, $582,590, $49,035 and $9,270, respectively.

4.   Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At June 30, 2001, there were no borrowings by the Fund outstanding under the LOC.

5.   Investment Transactions
     The aggregate purchases and sales of long-term securities, other than government securities, during the six months ended June 30, 2001 were $1,467,302,713 and $1,474,211,772, respectively. There were no purchases or sales of long-term government securities during the six months ended June 30, 2001.

6.   Income Tax Information
     At June 30, 2001, the cost of investments in securities for federal income tax purposes was $448,130,851. Net unrealized depreciation of securities was $23,036,779, consisting of gross unrealized appreciation and depreciation of $34,606,821 and $57,643,600, respectively. At December 31, 2000, the Fund had a capital loss carryover for federal income tax purposes of $37,147,276 which expires in 2007.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG MID CAP GROWTH FUND II
--------------------------------------------------------------------------------

                                                                                  Period Ended
                                                            ----------------------------------------------------
                                                               June 30,  Dec. 31,  Dec. 31,  Dec. 31,    Dec. 31,
Selected Per-Share Data/a/                                      2001/b/    2000       1999     1998         1997
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $23.66    $30.37    $16.02    $12.45      $10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                  (0.08)    (0.16)    (0.02)    (0.02)       0.02
   Net Realized and Unrealized Gains (Losses) on Investments     (3.40)    (4.51)    14.40      3.59        2.94
----------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              (3.48)    (4.67)    14.38      3.57        2.96
Less Distributions:
   From Net Investment Income                                       --        --        --     (0.00)/c/   (0.01)
   In Excess of Net Investment Income                               --        --        --        --       (0.15)
   From Net Realized Gains                                          --     (2.04)    (0.03)       --       (0.14)
   In Excess of Net Realized Gains                                  --        --        --        --       (0.21)
----------------------------------------------------------------------------------------------------------------
   Total Distributions                                              --     (2.04)    (0.03)    (0.00)/c/   (0.51)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $20.18    $23.66    $30.37    $16.02      $12.45
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
   Total Return                                                 -14.7%    -14.8%    +89.9%    +28.7%      +29.8%
   Net Assets, End of Period (In Thousands)                   $422,373  $530,877  $323,884   $16,730      $2,374
   Ratio of Expenses to Average Net Assets Without Waivers,
      Absorptions and Fees Paid Indirectly by Advisor             1.3%*     1.2%      1.2%      1.6%        2.0%
   Ratio of Expenses to Average Net Assets                        1.2%*     1.2%      1.1%      1.2%        1.2%
   Ratio of Net Investment Income (Loss) to Average Net Assets   (0.7%)*   (0.7%)    (0.2%)    (0.3%)       0.2%
   Portfolio Turnover Rate                                      331.8%    601.4%    647.7%    329.1%      541.3%


   * Calculated on an annualized basis.

 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended June 30, 2001 (unaudited).
 (c) Amount calculated is less than $0.01.

                       See Notes to Financial Statements.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT14502-0601


Strong Investments

P.O. Box 2936   |   Milwaukee, WI  53201

www.Strong.com


[STRONG GRAPHIC]


WH2979 06-01